                                                                 EXHIBIT 10.36.2

                          SECOND AMENDMENT TO SUBLEASE

      THIS SECOND AMENDMENT TO THE SUBLEASE ("Second Amendment") is entered into as of September 1 2003, by and between WFS FINANCIAL INC., ("SUBLESSOR"), and WFS RECEIVABLE CORPORATION, WFS RECEIVABLES CORPORATION 2, WFS RECEIVABLES CORPORATION 3, WFS RECEIVABLES CORPORATION 4, WFS FINANCIAL AUTO LOANS, INC., WFS FINANCIAL AUTO LOANS 2, INC., WESTERN AUTO INVESTMENTS, INC., AND WFS FUNDING, INC., (EACH INDIVIDUALLY KNOWN AS THE "SUBLESSEE" AND COLLECTIVELY KNOWN AS THE "SUBLESSEES") and hereby amends the Sublease between Sublessor and Sublesees dated June 1, 2002, as amended. Sublessor and Sublessees hereby agree to the following:

            A. PARTIES: The Sublease shall be amended to include WFS Receivables Corporation 4, as an additional Sublessee.

            B. RENT: Effective September 1, 2003, Exhibit "A" shall be replaced by Exhibit "A-2", attached hereto.

            C. SECURITY DEPOSIT: Effective September 1, 2003, the first sentence of Section 7 shall be amended to read: "Sublessees shall each deposit One Hundred Ten and 40/100 Dollars ($110.40) as security for Sublessess' faithful performance of Sublessees' obligations hereunder ("Security Deposit")."

            D. NOTICES: Section 15 shall be amended to include:

                        To Sublessee:   WFS Receivables Corporation 4
                                        Attn: John Coluccio
                                        444 E. Warm Springs Rd., Suite 116
                                        Las Vegas, NV 89119

Except as modified by this Second Amendment to Sublease, the Sublease shall remain in full force and affect. Capitilized terms not defined herein shall have the meaning as set forth in the Sublease. This Second Amendment to Sublease and the Sublease embodies the entire agreement between the parties relating to the subject matter contained herein.

SUBLESSOR: WFS Financial Inc              SUBLESSEE: WFS Receivables Corporation

By:                                       By:
   ------------------------------------      -----------------------------------
       Jon Kidwell                               John Coluccio
Title: Corporate Real Estate, Manager     Title: President

By:                                       By:
   ------------------------------------      -----------------------------------
       Lee Whatcott                              Keith Ford
Title: CFO                                Title: Assistant Vice President

Date:__________________________________   Date:_________________________________

SUBLESSEE: WFS Receivables                SUBLESSEE: WFS Financial Auto Loans
           Corporation 2

By:                                       By:
   ------------------------------------      -----------------------------------
       John Coluccio                             John Coluccio
Title: President                          Title: President

By:                                       By:
   ------------------------------------      -----------------------------------
       Keith Ford                                Keith Ford
Title: Assistant Vice President           Title: Assistant Vice President

Date:__________________________________   Date:_________________________________

SUBLESSEE: WFS Financial Auto             SUBLESSEE: Western Auto
           Loans 2 Inc                               Investments, Inc.
By:                                       By:
   ------------------------------------      -----------------------------------
       John Coluccio                             John Coluccio
Title: President                          Title: President

By:                                       By:
   ------------------------------------      -----------------------------------
       Keith Ford                                Keith Ford
Title: Assistant Vice President           Title: Assistant Vice President

Date:__________________________________   Date:_________________________________

SUBLESSEE: WFS Funding, Inc.              SUBLESSEE: WFS Receivables
                                                     Corporation 3

By:                                       By:
   ------------------------------------      -----------------------------------
       John Coluccio                             John Coluccio
Title: President                          Title: President

By:                                       By:
   ------------------------------------      -----------------------------------
       Keith Ford                                Keith Ford
Title: Assistant Vice President           Title: Assistant Vice President

Date:__________________________________   Date:_________________________________

Sublessee: WFS Receivable Corporation 4

By:
   ------------------------------------
       John Coluccio
Title: President

By:
   ------------------------------------
       Keith Ford
Title: Assistant Vice President

Date:__________________________________


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
                            EXHIBIT "A-2" TO SUBLEASE
                                  RENT SCHEDULE

Each of the Eight (8) Sublessees shall pay one eighth (.125%) of the Minimum Rent and Operating Costs in accordance with Sections 6.1, 6.2 and the Rent
Schedule indicated below.

RENT SCHEDULE

Period                           Minimum Rent             Amount due from each Sublessee
-----------------------------    --------------------     ------------------------------
Sept 1, 2003 - April 30, 2004    $883.20    per month     $110.40   per month
May 1, 2004 - April 30, 2005     $909.72    per month     $113.72   per month
May 1, 2005 - April 30, 2006     $936.99    per month     $117.12   per month
May 1, 2006 - April 30, 2007     $965.10    per month     $120.64   per month
May 1, 2007 - April 30, 2008     $994.05    per month     $124.26   per month
May 1, 2008 - April 30, 2009     $1,023.90  per month     $127.99   per month
May 1, 2009 - April 30, 2010     $1,054.59  per month     $131.82   per month
May 1, 2010 - April 30, 2011     $1,086.20  per month     $135.78   per month
May 1, 2011 - April 30, 2012     $1,118.82  per month     $139.85   per month

OPERATING COSTS

Sublessees prorata share of the Operating Cost due under the Sublease is Eight and Forty Three Hundredths percent (8.43%). Each Sublessee shall pay one Eighth percent (.125%) of the total amounts due. The initial Operated Cost for the Sublease is $175.89 per month therefore each Sublessee shall pay $21.99 per month. The Operating Cost is subject to adjustments in accordance with Section
6.2 of the Sublease.


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